UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 1, 2021

GAN Limited

(Exact name of registrant as specified in its charter)

Bermuda	001-39274	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

400 Spectrum Center Drive

Suite 1900

Irvine, CA 92618

(Address of principal executive offices, including ZIP code)

(702) 964-5777

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.01 par value	GAN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

EXPLANATORY NOTE

On January 5, 2021, GAN Limited filed a Current Report on Form 8-K (the “Form 8-K”) to report the acquisition by GAN Limited of Vincent Group p.l.c., a Malta public company (“Coolbet”). In Item 9.01(b) of the Form 8-K, GAN Limited (i) incorporated by reference to the Form F-1 Registration Statement (File No. 333-251163), initially filed by GAN Limited on December 7, 2020 (the “Form F-1”), the unaudited pro forma condensed combined financial information of GAN Limited giving effect to the acquisition of Coolbet, including the unaudited pro forma condensed combined statement of financial position as of September 30, 2020, and the unaudited pro forma condensed combined income statements for the nine months ended September 30, 2020 and for the year ended December 31, 2019, and the notes related thereto, which unaudited pro forma financial information was prepared in accordance with International Financial Reporting Standards and International Accounting Standards and Interpretations, as issued by the International Accounting Standards Board (“IFRS-IASB”), and (ii) disclosed its intent to seek a waiver, under Rule 3-13 of Regulation S-X (“Rule 3-13”), from the SEC Staff of the requirement to prepare and file separately such unaudited pro forma financial information in accordance with accounting principles generally accepted in the United States (U.S. GAAP).

On March 4, 2021, in response to our request, the Staff of the U.S. Securities and Exchange Commission (the “Staff”) notified GAN Limited that, pursuant to its authority in Rule 3-13, GAN Limited was permitted to substitute the Article 11 of Regulation S-X (“Article 11”) pro forma financial information giving effect to GAN Limited’s January 1, 2021 acquisition of Coolbet, prepared using the IFRS-IASB and as included in the Form F-1, for the required Article 11 pro forma financial information prepared using GAN Limited’s financial statements under U.S. GAAP that would otherwise be required in this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

Reference is made to the Form F-1 Registration Statement (File No. 333-251163), initially filed by GAN Limited on December 7, 2020 (the “Form F-1”), which included (i) the audited consolidated financial statements of Coolbet as of December 31, 2019 and 2018 and for each of the two years in the period ended December 31, 2019 and (ii) the unaudited consolidated financial statements of Coolbet, including Coolbet’s consolidated statement of financial position as of September 30, 2020 and its results of operations, its cash flows and changes in equity for the nine months ended September 30, 2020 and 2019, and the notes related thereto, all of which are incorporated herein by reference.

(b) Pro Forma Financial Information

Reference is made to the Form F-1, which included the unaudited pro forma condensed combined financial information of GAN Limited giving effect to the acquisition of Coolbet, including the unaudited pro forma condensed combined statement of financial position as of September 30, 2020, and the unaudited pro forma condensed combined income statement for the nine months ended September 30, 2020 and for the year ended December 31, 2019, and the notes related thereto, all of which are incorporated herein by reference. Such unaudited pro forma financial information was (i) prepared in accordance with International Financial Reporting Standards and International Accounting Standards and Interpretations, as issued by the International Accounting Standards Board, and (ii) with permission from the Staff pursuant to its authority in Rule 3-13 of Regulation S-X, is substituted for the Article 11 pro forma financial information prepared using GAN Limited’s financial statements under U.S. GAAP that would otherwise be required in this Form 8-K.

(d) Exhibits

Exhibit Number	Description

2.1+*	Share Exchange Agreement, dated November 15, 2020, between GAN Limited and Vincent Group p.l.c. (incorporated by reference from Exhibit 99.1 to the Form 6-K furnished on November 16, 2020)

99.1*	Press Release, dated January 4, 2021

+	All schedules (or similar attachments) have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. GAN Limited will furnish copies of any schedules to the U.S. Securities and Exchange Commission upon request.

*	Previously filed on the Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2021	GAN Limited

/s/ Karen E. Flores
Karen E. Flores
Chief Financial Officer

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